                                                                      EXHIBIT 99


                    SERIES TERM SHEET DATED DECEMBER 18, 2003


                 DISCOVER(R) CARD MASTER TRUST I, SERIES 2003-4
                                   SUBSERIES 1
          $500,000,000 FLOATING RATE CLASS A, SUBSERIES 1 CERTIFICATES
           $26,316,000 FLOATING RATE CLASS B, SUBSERIES 1 CERTIFICATES
                                   SUBSERIES 2
          $500,000,000 FLOATING RATE CLASS A, SUBSERIES 2 CERTIFICATES
           $26,316,000 FLOATING RATE CLASS B, SUBSERIES 2 CERTIFICATES

                                  DISCOVER BANK
                      MASTER SERVICER, SERVICER AND SELLER

         THE CERTIFICATES REPRESENT INTERESTS IN THE DISCOVER CARD MASTER TRUST
I. THE CERTIFICATES ARE NOT OBLIGATIONS OF DISCOVER BANK OR ANY OF ITS AFFILIATES, AND NEITHER THE CERTIFICATES NOR THE UNDERLYING CREDIT CARD RECEIVABLES ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY.

         THIS SERIES TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION ABOUT THE CERTIFICATES; HOWEVER, THIS SERIES TERM SHEET DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE CERTIFICATES. THE INFORMATION IN THIS SERIES TERM SHEET IS PRELIMINARY AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. YOU SHOULD READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THE TRUST AND THE DISCOVER CARD PORTFOLIO MAY NOT PERFORM IN THE FUTURE AS THEY HAVE PERFORMED IN THE PAST. PRICE AND AVAILABILITY OF THE CERTIFICATES MAY CHANGE WITHOUT NOTICE.

         WE HAVE PREPARED THIS SERIES TERM SHEET SOLELY FOR INFORMATIONAL PURPOSES. THIS SERIES TERM SHEET IS NOT AN OFFER TO BUY OR SELL ANY SECURITY, NOR IS IT A REQUEST TO PARTICIPATE IN ANY PARTICULAR TRADING STRATEGY. DISCOVER BANK MAY NOT OFFER OR SELL THE CERTIFICATES IN ANY STATE WHERE THE OFFER OR SALE IS PROHIBITED. DISCOVER BANK WILL NOT SELL YOU ANY OF THE CERTIFICATES UNLESS YOU HAVE RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THE UNDERWRITERS MAY HOLD OR TRADE SECURITIES OF THE TRUST OR DISCOVER BANK AND MAY ALSO PERFORM INVESTMENT BANKING SERVICES FOR THE TRUST AND DISCOVER BANK.

MORGAN STANLEY
         DEUTSCHE BANK SECURITIES
                   RBC CAPITAL MARKETS
                          CREDIT LYONNAIS
                                  ABN AMRO INCORPORATED
                                            HSBC SECURITIES
                                                    DANSKE SECURITIES (US), INC.


         THIS SERIES TERM SHEET MAY NOT BE DISTRIBUTED TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

  This series term sheet will be superseded in its entirety by the information appearing in the prospectus supplement, the prospectus and the Series 2003-4
 Supplement to the Pooling and Servicing Agreement. There are two subseries for this series, each of which will be treated as a separate series under the Pooling and Servicing Agreement and all of the series supplements that are a part of Discover Card Master Trust I.


TITLE OF SECURITIES .................   Subseries 1:

                                        Discover Card Master Trust I, Series
                                        2003-4 Floating Rate
                                        Class A, Subseries 1 Credit Card
                                        Pass-Through Certificates

                                        Discover Card Master Trust I, Series
                                        2003-4 Floating Rate
                                        Class B, Subseries 1 Credit Card
                                        Pass-Through Certificates

                                        Subseries 2:

                                        Discover Card Master Trust I, Series
                                        2003-4 Floating Rate
                                        Class A, Subseries 2 Credit Card
                                        Pass-Through Certificates

                                        Discover Card Master Trust I, Series
                                        2003-4 Floating Rate
                                        Class B, Subseries 2 Credit Card
                                        Pass-Through Certificates

INTEREST RATE........................   Subseries 1:

                                        Class A, Subseries 1 Certificates: LIBOR plus ___% per year
                                        Class B, Subseries 1 Certificates: LIBOR plus ___% per year

                                        Subseries 2:

                                        Class A, Subseries 2 Certificates: LIBOR plus ___% per year
                                        Class B, Subseries 2 Certificates: LIBOR plus ___% per year

                                        The trustee will calculate interest on
                                        the certificates for each subseries on
                                        the basis of the actual number of days
                                        elapsed and a 360-day year.

                                        "LIBOR" will mean the London interbank
                                        offered rate for one-month United States dollar deposits, determined two business days before the start of each interest accrual period.

INTEREST PAYMENT DATES...............   The 15th day of each month, or the next
                                        business day, beginning in January 2004.

EXPECTED MATURITY DATES..............   Subseries 1:

                                        Class A, Subseries 1 Certificates:
                                        November 15, 2008, or the next business
                                        day. If an Amortization Event
                                        occurs for Subseries 1, the trust will
                                        pay principal monthly and the final
                                        principal payment may be made before or
                                        after November 15, 2008.

                                        Class B, Subseries 1 Certificates:
                                        December 15, 2008, or the next business
                                        day. If an Amortization Event occurs for Subseries 1, the trust will pay principal monthly and the final payment of principal may be made either before or after December 15, 2008. The trust must generally pay all Class A, Subseries 1 principal before it pays any Class B, Subseries 1 principal.

                                        Subseries 2:

                                        Class A, Subseries 2 Certificates:
                                        November 15, 2010, or the next business
                                        day. If an Amortization Event occurs for Subseries 2, the trust will pay principal monthly and the final principal payment may be made before or after November 15, 2010.

                                        Class B, Subseries 2 Certificates:
                                        December 15, 2010, or the next business
                                        day. If an Amortization Event occurs for Subseries 2, the trust will pay principal monthly and the final payment of principal may be made either before or after December 15, 2010. The trust must generally pay all Class A, Subseries 2 principal before it pays any Class B, Subseries 2 principal.

                                        An "Amortization Event" for each
                                        subseries is an event that will cause
                                        the trust to begin repaying principal
                                        for such subseries on a monthly basis.

SERIES TERMINATION DATE..............   For each subseries, the Series
                                        Termination Date is the last day on
                                        which the trust will pay principal on
                                        the certificates for that subseries.

                                        Subseries 1: For Class A, Subseries 1
                                        and Class B, Subseries 1, the Series
                                        Termination Date is the first business
                                        day following May 15, 2011, or if May
                                        15, 2011 is not a business day, the
                                        second business day following May 15,
                                        2011.

                                        Subseries 2: For Class A, Subseries 2
                                        and Class B, Subseries 2, the Series
                                        Termination Date is the first business
                                        day following May 15, 2013, or if May
                                        15, 2013 is not a business day, the
                                        second business day following May 15,
                                        2013.

SUBORDINATION OF CLASS B CERTIFICATES
(CLASS A CREDIT ENHANCEMENT).........   For each subseries, the Class B
                                        Certificates are subordinated to the
                                        Class A Certificates for that subseries, up to a specified dollar amount, known as the "Available Subordinated Amount."

AVAILABLE SUBORDINATED AMOUNT........   Subseries 1:

                                        Initially, equal to 12.5% of the Series
                                        Initial Investor Interest, which may be
                                        reduced, reinstated or increased from
                                        time to time. The Available Subordinated
                                        Amount for Subseries 1 will increase by:

                                        -   0.5% of the Series Initial Investor
                                            Interest after a Supplemental Credit
                                            Enhancement Event, if Discover Bank
                                            has not made an Effective
                                            Alternative Credit Support Election
                                            for Subseries 1;

                                        -   4.5% of the Series Initial Investor
                                            Interest after an Effective
                                            Alternative Credit Support Election,
                                            if a Supplemental Credit Enhancement
                                            Event has occurred for Subseries 1;
                                            or

                                        -   5% of the Series Initial Investor
                                            Interest after an Effective
                                            Alternative Credit Support Election,
                                            if a Supplemental Credit Enhancement
                                            Event has not occurred for Subseries
                                            1.

                                        The "Series Initial Investor Interest"
                                        for Subseries 1 is equal to the total
                                        initial principal amount of the Floating
                                        Rate Class A, Subseries 1 Certificates
                                        plus the total initial principal amount
                                        of the Floating Rate Class B, Subseries
                                        1 Certificates. If additional
                                        certificates are issued in Subseries 1
                                        after the initial issuance date for
                                        Series 2003-4, the "Series Initial
                                        Investor Interest" will be deemed to
                                        include the initial principal amount of
                                        the additional certificates from and
                                        after the date of such additional
                                        issuance.

                                        Subseries 2:

                                        Initially, equal to 12.5% of the Series
                                        Initial Investor Interest, which may be
                                        reduced, reinstated or increased from
                                        time to time. The Available Subordinated
                                        Amount for Subseries 2 will increase by:

                                        -   0.5% of the Series Initial Investor
                                            Interest after a Supplemental Credit
                                            Enhancement Event, if Discover Bank
                                            has not made an Effective
                                            Alternative Credit Support Election
                                            for Subseries 2;

                                        -   4.5% of the Series Initial Investor
                                            Interest after an Effective
                                            Alternative Credit Support Election,
                                            if a Supplemental Credit Enhancement
                                            Event has occurred for Subseries 2;
                                            or

                                        -   5% of the Series Initial Investor
                                            Interest after an Effective
                                            Alternative Credit Support Election,
                                            if a Supplemental Credit Enhancement
                                            Event has not occurred for Subseries
                                            2.

                                        The "Series Initial Investor Interest"
                                        for Subseries 2 is equal to the total
                                        initial principal amount of the Floating
                                        Rate Class A, Subseries 2 Certificates
                                        plus the total initial principal amount
                                        of the Floating Rate Class B, Subseries
                                        2 Certificates. If additional
                                        certificates are issued in Subseries 2
                                        after the initial issuance date for
                                        Series 2003-4, the "Series Initial
                                        Investor Interest" will be deemed to
                                        include the initial principal amount of
                                        the additional certificates from and
                                        after the date of such additional
                                        issuance.

                                        A "Supplemental Credit Enhancement
                                        Event" will occur for each subseries the first time Standard & Poor's Ratings Services withdraws the long-term debt or deposit rating of Discover Bank, or an additional seller, if any, or reduces this rating below BBB -.

                                        "Effective Alternative Credit Support
                                        Election" will mean an effective
                                        election made by Discover Bank to change the way in which the trust allocates finance charge collections to Subseries 1 or Subseries 2. To make this election, Discover Bank must deposit additional funds into the cash collateral account for Subseries 1 or Subseries 2, discussed below, as appropriate.

CASH COLLATERAL ACCOUNT
(CLASS B CREDIT ENHANCEMENT).........   Subseries 1:

                                        Discover Bank will arrange to have a
                                        cash collateral account established and
                                        funded with an amount equal to 7.5% of
                                        the Series Initial Investor Interest for
                                        Subseries 1 for the direct benefit of
                                        the Class B, Subseries 1 investors, the
                                        "Credit Enhancement Account," on the
                                        date the certificates are issued. The
                                        trustee may withdraw funds from this
                                        account to reimburse the Class B,
                                        Subseries 1 investors for amounts that
                                        would otherwise reduce their interest in the trust or affect their interest payments.

                                        The amount on deposit in this account
                                        may decrease or increase on future
                                        Distribution Dates. A "Distribution
                                        Date" is the 15th calendar day of each
                                        month, or the next business day,
                                        beginning in January 2004.

                                        The maximum amount of Credit Enhancement for Subseries 1 as of any Distribution Date will be:

                                        Before a Supplemental Credit Enhancement
                                        Event or an Effective Alternative Credit
                                        Support Election

                                        -   7.5% of the Series Investor Interest
                                            for Subseries 1 as of the end of the
                                            preceding month, but not less than
                                            1% of the Series Initial Investor
                                            Interest for Subseries 1; or

                                        After a Supplemental Credit Enhancement
                                        Event but before an Effective
                                        Alternative Credit Support Election

                                        -   8.0% of the Series Investor Interest
                                            for Subseries 1 as of the end of the
                                            preceding month, but not less than
                                            1% of the Series Initial Investor
                                            Interest for Subseries 1; or

                                        After an Effective Alternative Credit
                                        Support Election

                                        -   12.5% of the Series Investor
                                            Interest for Subseries 1 as of the
                                            end of the preceding month, but not
                                            less than 1% of the Series Initial
                                            Investor Interest for Subseries 1.

                                        However, if an Amortization Event for
                                        Subseries 1 has occurred, the maximum
                                        amount of Credit Enhancement will be the amount on deposit in the Credit Enhancement Account on the Distribution Date immediately before such
                                        Amortization Event occurred.

                                        "Series Investor Interest" with respect
                                        to Subseries 1 will mean the Series
                                        Initial Investor Interest for Subseries
                                        1 minus

                                        -   the amount of principal collections
                                            on deposit for the benefit of
                                            investors in Subseries 1, after
                                            giving effect to losses of principal
                                            on investments of these funds,

                                        -   the aggregate amount of principal
                                            previously paid to investors in
                                            Subseries 1, and

                                        -   the aggregate amount of investor
                                            losses attributable to Subseries 1
                                            resulting from accounts in which the
                                            receivables have been charged-off as
                                            uncollectible, after giving effect
                                            to all provisions in the Series
                                            Supplement to reimburse these
                                            charged-off amounts.

                                        Subseries 2:

                                        Discover Bank will arrange to have a
                                        cash collateral account established and
                                        funded with an amount equal to 7.5% of
                                        the Series Initial Investor Interest for
                                        Subseries 2 for the direct benefit of
                                        the Class B, Subseries 2 investors, the
                                        "Credit Enhancement Account," on the
                                        date the certificates are issued. The
                                        trustee may withdraw funds from this
                                        account to reimburse the Class B,
                                        Subseries 2 investors for amounts that
                                        would otherwise reduce their interest in the trust or affect their interest payments.

                                        The amount on deposit in this account
                                        may decrease or increase on future
                                        Distribution Dates. A "Distribution

                                        Date" is the 15th calendar day of each
                                        month, or the next business day,
                                        beginning in January 2004.

                                        The maximum amount of Credit Enhancement for Subseries 2 as of any Distribution Date will be:

                                        Before a Supplemental Credit Enhancement
                                        Event or an Effective Alternative Credit
                                        Support Election

                                        -   7.5% of the Series Investor Interest
                                            for Subseries 2 as of the end of the
                                            preceding month, but not less than
                                            1% of the Series Initial Investor
                                            Interest for Subseries 2; or

                                        After a Supplemental Credit Enhancement
                                        Event but before an Effective
                                        Alternative Credit Support Election

                                        -   8.0% of the Series Investor Interest
                                            for Subseries 2 as of the end of the
                                            preceding month, but not less than
                                            1% of the Series Initial Investor
                                            Interest for Subseries 2; or

                                        After an Effective Alternative Credit
                                        Support Election

                                        -   12.5% of the Series Investor
                                            Interest for Subseries 2 as of the
                                            end of the preceding month, but not
                                            less than 1% of the Series Initial
                                            Investor Interest for Subseries 2.

                                        However, if an Amortization Event for
                                        Subseries 2 has occurred, the maximum
                                        amount of Credit Enhancement will be the amount on deposit in the Credit Enhancement Account on the Distribution Date immediately before such
                                        Amortization Event occurred.

                                        "Series Investor Interest" with respect
                                        to Subseries 2 will mean the Series
                                        Initial Investor Interest for Subseries
                                        2 minus

                                        -   the amount of principal collections
                                            on deposit for the benefit of
                                            investors in Subseries 2, after
                                            giving effect to losses of principal
                                            on investments of these funds,

                                        -   the aggregate amount of principal
                                            previously paid to investors in
                                            Subseries 2, and

                                        -   the aggregate amount of investor
                                            losses attributable to Subseries 2
                                            resulting from accounts in which the
                                            receivables have been charged-off as
                                            uncollectible, after giving effect
                                            to all provisions in the Series
                                            Supplement to reimburse these
                                            charged-off amounts.

THE RECEIVABLES......................   The receivables in the Accounts included
                                        in the trust as of December 1, 2003
                                        totaled $34,280,543,208.48.

GROUP EXCESS SPREAD..................   The certificates of each subseries
                                        (which are treated as a "series")
                                        initially will be included in the "Group
                                        One" group of series. The three-month
                                        rolling average Group Excess Spread
                                        Percentage, as defined below, was 4.56%
                                        for the Distribution Date in December
                                        2003.

                                        "Group Excess Spread Percentage" for any
                                        Distribution Date is a percentage
                                        calculated by multiplying:

                                        -   twelve, by

                                        -   an amount for all series in Group
                                            One equal to

                                            -   the total amount of finance
                                                charge collections, investment
                                                income and other similar
                                                collections allocable to each
                                                series for the prior calendar
                                                month, minus

                                            -   the total amount of interest and
                                                certain fees payable for each
                                                series and the amount of
                                                receivables allocable to each
                                                series that have been charged
                                                off as uncollectible for the
                                                prior calendar month;

                                        and then dividing the product by an
                                        amount equal to the sum of all investor
                                        interests for each series in Group One,
                                        in each case for the Distribution Date.

RATING OF THE INVESTOR CERTIFICATES..   The trust will only issue the
                                        certificates if Standard & Poor's has
                                        rated the Class A Certificates for each
                                        subseries "AAA" and the Class B
                                        Certificates for each subseries at least
                                        "A" and Moody's Investors Service, Inc.
                                        has rated the Class A Certificates for
                                        each subseries "Aaa" and has rated the
                                        Class B Certificates for each subseries
                                        at least "A2."

ERISA CONSIDERATIONS.................   Discover Bank believes that employee
                                        benefit plans subject to ERISA may
                                        acquire Class A Certificates from any
                                        subseries; however, advisers to these
                                        plans should consult their own counsel.
                                        Employee benefit plans subject to ERISA
                                        may not acquire the Class B Certificates for any subseries.

LISTING..............................   Discover Bank expects to list the
                                        certificates on the Luxembourg Stock
                                        Exchange to facilitate trading in
                                        non-U.S. markets.

                           COMPOSITION OF THE ACCOUNTS

         We have set forth information below about the Accounts that are part of the trust. We provide additional information about all accounts in the Discover Card portfolio under "Composition and Historical Performance of the Discover Card Portfolio."

         GEOGRAPHIC DISTRIBUTION. As of December 1, 2003, the following five states had the largest receivables balances :

                                                               PERCENTAGE OF TOTAL RECEIVABLES
                                                                   BALANCE IN THE ACCOUNTS
                                                                   -----------------------
                        STATE
                        California.....................                      10.0%
                        Texas..........................                       9.2%
                        New York.......................                       7.0%
                        Florida........................                       6.0%
                        Illinois.......................                       5.3%

         CREDIT LIMIT INFORMATION. As of December 1, 2003, the Accounts had the following credit limits:

                                                                     RECEIVABLES               PERCENTAGE OF
                                                                     OUTSTANDING             TOTAL RECEIVABLES
    CREDIT LIMIT                                                       (000'S)                  OUTSTANDING
    ------------                                                       --------                 -----------
    $0 to $4,000.00......................................            $  4,365,151                    12.7%
    $4,000.01 to $6,000.00...............................            $  4,421,990                    12.9%
    $6,000.01 to $8,000.00...............................            $  4,706,929                    13.7%
    $8,000.01 to $10,000.00..............................            $  8,008,157                    23.4%
    Over $10,000.00......................................            $ 12,778,316                    37.3%
                                                                     ------------                   -----
      Total..............................................            $ 34,280,543                   100.0%
                                                                     ============                   =====

         SEASONING. As of December 1, 2003, 95.3% of the Accounts were at least 24 months old. The ages of Accounts as of December 1, 2003 were distributed as follows:

                                                                 PERCENTAGE        PERCENTAGE
                AGE OF ACCOUNTS                                  OF ACCOUNTS       OF BALANCES
                ---------------                                  -----------       -----------
                Less than 12 Months....................               1.1%              1.9%
                12 to 23 Months........................               3.6%              4.0%
                24 to 35 Months........................               7.2%              6.7%
                36 to 47 Months........................               9.9%             10.5%
                48 to 59 Months........................               9.3%              9.8%
                60 Months and Greater..................              68.9%             67.1%
                                                                    -----             -----
                                                                    100.0%            100.0%
                                                                    =====             =====

         SUMMARY CURRENT DELINQUENCY INFORMATION. As of December 1, 2003, the Accounts had the following delinquency statuses:

                                                                AGGREGATE
                                                                 BALANCES          PERCENTAGE
                PAYMENT STATUS                                   (000'S)           OF BALANCES
                --------------                                   -------           -----------
                Current.................................      $    30,150,190          88.0%
                1 to 29 Days............................      $     1,924,931           5.6%
                30 to 59 Days...........................      $       686,547           2.0%
                60 to 89 Days...........................      $       476,164           1.4%
                90 to 119 Days..........................      $       388,648           1.1%
                120 to 149 Days.........................      $       346,512           1.0%
                150 to 179 Days.........................      $       307,551           0.9%
                                                              ---------------         -----
                                                              $    34,280,543         100.0%
                                                              ===============         =====


                     COMPOSITION AND HISTORICAL PERFORMANCE
                         OF THE DISCOVER CARD PORTFOLIO

         We have set forth information below about the accounts that comprise the Discover Card portfolio. On March 1, 2003, Private Issue accounts, another brand of general purpose credit and financial services card issued by Discover Bank, were converted into Discover Card accounts and made eligible for addition to the trust. The information set forth below includes these accounts as of March 1, 2003. Information related to prior periods has not been restated to reflect the historical performance of the former Private Issue accounts due to their immaterial impact on overall Discover Card performance.

         GEOGRAPHIC DISTRIBUTION. The Discover Card portfolio is not highly concentrated geographically. As of November 30, 2003, the following five states had the largest receivables balances:

                                                              PERCENTAGE OF TOTAL RECEIVABLES BALANCE
                                                                    OF DISCOVER CARD PORTFOLIO
                 STATE                                                AS OF NOVEMBER 30, 2003
                 -----                                                -----------------------
                 California..........................                        10.2%
                 Texas...............................                         8.9%
                 New York............................                         7.1%
                 Florida.............................                         6.0%
                 Illinois............................                         5.3%

         No other state accounted for more than 5% of the total receivables balance of the Discover Card portfolio as of November 30, 2003.

         CREDIT LIMIT INFORMATION. As of November 30, 2003, the accounts in the Discover Card portfolio had the following credit limits:

                                                                                                PERCENTAGE
                                                                           RECEIVABLES           OF TOTAL
                                                                           OUTSTANDING          RECEIVABLES
         CREDIT LIMIT                                                         (000'S)           OUTSTANDING
         ------------                                                         -------           -----------
         $0 to $4,000.00......................................            $  6,301,714             13.7%
         $4,000.01 to $6,000.00...............................            $  7,347,101             15.9%
         $6,000.01 to $8,000.00...............................            $  6,990,674             15.1%
         $8,000.01 to $10,000.00..............................            $ 10,273,782             22.3%
         Over $10,000.00......................................            $ 15,211,241             33.0%
                                                                          ------------            -----
           Total..............................................            $ 46,124,512            100.0%
                                                                          ============            =====

         SEASONING. As of November 30, 2003, 87.5% of the accounts in the Discover Card portfolio were at least 24 months old. The ages of the accounts in the Discover Card portfolio as of November 30, 2003 were distributed as follows:

                                                                     PERCENTAGE      PERCENTAGE
                   AGE OF ACCOUNTS                                  OF ACCOUNTS      OF BALANCES
                   ---------------                                  -----------      -----------
                   Less than 12 Months......................             5.2%            9.3%
                   12 to 23 Months..........................             7.3%            8.2%
                   24 to 35 Months..........................            10.0%            9.1%
                   36 to 47 Months..........................            10.9%           11.1%
                   48 to 59 Months..........................             9.4%            9.2%
                   60 Months and Greater....................            57.2%           53.1%
                                                                       -----           -----
                                                                       100.0%          100.0%
                                                                       =====           =====

         SUMMARY YIELD INFORMATION. Discover Bank calculates the monthly yield for the Discover Card portfolio by dividing the monthly finance charges billed by beginning monthly receivables balance. Monthly finance charges include periodic finance charges, cash advance item charges, late fees, overlimit fees and other miscellaneous fees. Aggregate monthly yield is the average of monthly yields annualized for each period shown. The annualized aggregate monthly yield for the Discover Card portfolio is summarized as follows:

                                                   TWELVE MONTHS ENDED NOVEMBER 30,
                                                ----------------------------------------
                                                2003              2002              2001
                                                ----              ----              ----
Aggregate Monthly Yields
    Excluding Recoveries                       14.39%            15.29%            15.95%
    Including Recoveries                       15.09%            15.91%            16.62%

         Recoveries received with respect to receivables in the trust that have been charged off as uncollectible, including, as of March 30, 2001, the proceeds of charged-off receivables that Discover Bank has removed from the trust, are included in the trust and are treated as finance charge collections.

         SUMMARY CURRENT DELINQUENCY INFORMATION. As of November 30, 2003, the accounts in the Discover Card portfolio had the following delinquency statuses:

                                                                 AGGREGATE
                                                                 BALANCES            PERCENTAGE
PAYMENT STATUS                                                    (000'S)            OF BALANCES
--------------                                                    -------            -----------
Current............................................           $   40,858,587            88.5%
1 to 29 Days.......................................           $    2,454,355             5.3%
30 to 59 Days......................................           $      873,757             1.9%
60 to 89 Days......................................           $      608,962             1.3%
90 to 119 Days.....................................           $      494,117             1.1%
120 to 149 Days....................................           $      439,849             1.0%
150 to 179 Days....................................           $      394,885             0.9%
                                                              --------------           -----
                                                              $   46,124,512           100.0%
                                                              ==============           =====


         SUMMARY HISTORICAL DELINQUENCY INFORMATION. The accounts in the Discover Card portfolio had the following historical delinquency rates:

                              AVERAGE OF TWELVE MONTHS ENDED NOVEMBER 30,
                 ---------------------------------------------------------------------
                          2003                    2002                    2001
                          ----                    ----                    ----
                 DELINQUENT            DELINQUENT               DELINQUENT
                   AMOUNT                AMOUNT                   AMOUNT
                  (000'S)  PERCENTAGE   (000'S)    PERCENTAGE    (000'S)    PERCENTAGE
                  -------  ----------   -------    ----------    -------    ----------
30-59 Days..... $  924,178     1.9%    $  927,959      2.0%     $1,001,038      2.2%
60-89 Days..... $  665,502     1.4%    $  655,638      1.4%     $  687,141      1.5%
90-179 Days.... $1,430,013     3.0%    $1,299,208      2.8%     $1,265,333      2.7%
                ----------    ----     ----------     ----      ----------     ----
  Total........ $3,019,693     6.3%    $2,882,805      6.2%     $2,953,512      6.4%
                ==========    ====     ==========     ====      ==========     ====

         Discover Bank calculates the percentages by dividing the delinquent amount by the average receivables outstanding for each period. The delinquent amount is the average of the monthly ending balances of delinquent accounts during the periods indicated. The average receivables outstanding is the average of the monthly average amount of receivables outstanding during the periods indicated.

         SUMMARY CHARGE-OFF INFORMATION. The accounts in the Discover Card portfolio have had the following historical charge-offs:

                                                    TWELVE MONTHS ENDED NOVEMBER 30,
                                              ------------------------------------------------
                                              2003               2002                 2001
                                              ----               ----                 ----
                                                        (DOLLARS IN THOUSANDS)
Average Receivables Outstanding.......     $48,164,718        $46,374,096          $46,172,045
Gross  Charge-Offs....................     $ 3,598,885        $ 3,200,339          $ 2,801,998
Net Charge-Offs                            $ 3,259,478        $ 2,915,090          $ 2,494,330
Gross Charge-Offs as an Annualized
  Percentage of Average Receivables
  Outstanding.........................            7.47%              6.90%                6.07%
Net Charge-Offs as an Annualized
   Percentage of Average Receivables
   Outstanding                                    6.77%              6.29%                5.40%

         Average receivables outstanding is the average of the monthly average amount of receivables outstanding during the periods indicated.

         SUMMARY PAYMENT RATE INFORMATION. Discover Bank calculates the monthly payment rate by dividing monthly cardmember remittances by the cardmember receivable balance outstanding as of the beginning of the month. Discover Bank calculates the average monthly payment rate for a period by dividing the sum of individual monthly payment rates for the period by the number of months in the period. The accounts in the Discover Card portfolio have had the following historical monthly payment rates:

                                                TWELVE MONTHS ENDED NOVEMBER 30,
                                          ----------------------------------------------
                                           2003                2002                 2001
                                           ----                ----                 ----
Average Monthly Payment Rate.....         17.11%              16.56%               15.98%
Highest Monthly Payment Rate......        18.04%              17.17%               16.96%
Lowest Monthly Payment Rate.......        15.84%              15.35%               14.83%

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